UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)   March 31, 2004
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                                     1-13859
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                             Commission File Number

                         AMERICAN GREETINGS CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in Charter)

             Ohio                                        34-0065325
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

One American Road, Cleveland, Ohio                          44144
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(Address of principal executive Offices)                  (Zip Code)

                                                       (216) 252-7300
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                                        Registrant's telephone number, including
                                        area code
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ITEM 7. Financial Statements and Exhibits.

c) Exhibits.

The following is furnished as an Exhibit to this Report.
Exhibit 99.1 - Disclosure - Cash Tender Offer for Senior Subordinated Notes.

Item 9. Regulation FD Disclosure.

On March 31, 2004, American Greetings Corporation (the "Corporation") issued a disclosure announcing its intent to make a cash tender offer for all of the $196.4 million of outstanding 11.75% senior subordinated notes, due July 15, 2008, and a consent solicitation to amend the related note indenture. A copy of the disclosure included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 9 by reference. The information under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AMERICAN GREETINGS CORPORATION

                                                  By /s/ Joseph B. Cipollone
                                                     ------------------------
                                                     Joseph B. Cipollone
                                                     Vice President
                                                     Corporate Controller
                                                     Chief Accounting Officer

March 31, 2004

                                  EXHIBIT INDEX

Exhibit
No.
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99.1  Disclosure - Cash Tender Offer for Senior Subordinated Notes.